SHARE VESTING AND REPURCHASE OPTION AGREEMENT

THIS AGREEMENT is subject to regulatory approval including a temporary cease trade order variation order by the BC Securities Commission and is effective as of the 31st day of March, 2011.

BETWEEN:

KUNEKT CORPORATION, a corporation governed by the laws of the State of Nevada and having an office at Unit 1, 12/F International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong

(the “Company”)

AND:

MARK BRUK, a businessman with a business address #302 – 738 Broughton Street, Vancouver, BC, Canada V6G3A7

(“Bruk”)

WHEREAS:

A. Pursuant to a share exchange agreement dated January 20, 2011, as amended March 31, 2011, among the Company, Matt Li, Beijing Yiyueqiji Science and Technology Development Ltd., and AMS-INT Asia Limited (“AMS”), Bruk agreed that he will surrender for cancellation to the treasury of the Company 30,000,000 common shares in the capital stock of the Company and the Company agreed it will issue 150,000 Class A Preferred Shares (the “Bruk Class A Preferred Shares”); and

B. In connection with the issuance of the Bruk Class A Preferred Shares, Bruk has agreed that 50,000 of the Bruk Class A Preferred Shares will vest over time and may be repurchased by the Company if certain milestones are not met.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual covenants, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Definitions.

The following terms shall have the meanings set out below unless the context requires otherwise:

1.1           “Agreement” means this Share Vesting and Repurchase Option Agreement;

1.2           “AMS” has the meaning ascribed to it in Recital A;

1.3           “Common Shares” means common shares in the capital of the Company;

1.4           “First Period” means the period from January 31, 2011 to October 31, 2011;

1.5           “Class A Preferred Shares” means the Class A Preferred Shares in the capital of the Company, which carry 100 votes at any meeting of the shareholders of the Company and, subject to the Company having equal to or greater than 200,000,000 authorized Common Shares, are convertible into Common Shares at a ratio of 100 Common Shares for every one Preference Share;

1.6           “Bruk Class A Preferred Shares” has the meaning ascribed to it in Recital A;

1.7           “Repurchase Price” means $0.00001 per share;

1.8           “Revenue” means revenue as determined by US Generally Accepted Accounting Principles and approved by the auditors of the Company;

1.9           “Second Period” means the period from January 31, 2011 to January 31, 2012;

1.10           “Termination Date” means the date on which all of the Bruk Class A Preferred Shares have either been repurchased by the Company or released to Bruk;

1.11           “Unreleased Shares” means any of the Bruk Class A Preferred Shares that have not been released from this Agreement in accordance with Part 2 of this Agreement; and

1.12           “Verification Date” means the date that the Revenue of the Company for the Second Period is verified by the Company’s auditors.

2.           Repurchase Option

2.1 If Revenue of the Company for the First Period is less than USD$11.5 million and if Revenue of the Company for the Second Period is less than USD$20.0 million, then the 50,000 Bruk Class A Preferred Shares shall NOT be released from this Agreement and will be Unreleased Shares.

3.           Purchase Option

3.1           The Company shall purchase any of the Unreleased Shares after the Verification Date. The Company shall set a date for the closing of the transaction at a place and time specified by the Company, but such closing date will not be later than thirty (30) days following the Verification Date. At such closing, the Company shall tender payment in full for such number of Unreleased Shares at the Repurchase Price and the share certificates representing the Unreleased Shares so purchased shall be cancelled. The Repurchase Price shall be payable, at the option of the Company, by certified cheque, by bank draft, by cancellation of any debt owed by Bruk to the Company, or a subsidiary of the Company, or by any combination of the aforementioned methods.

3.2           Without the written consent of the Company, Bruk will not sell, assign, encumber, hypothecate, convey, pledge, gift, bequest, devise, or otherwise transfer any Unreleased Shares.

3.3           Immediately after the signing of this Agreement and before any of the Bruk Class A Preferred Shares will be issued, Bruk must deliver to the Company a notarized stock power of attorney, the form of which is attached as Exhibit “A”, and Bruk must leave the certificate number and the number of Class A Preferred Shares blank.

3.4           Bruk hereby directs the Company to deposit the Bruk Class A Preferred Shares in escrow or hold any Unreleased Shares in trust with the Company until the Termination Date. Upon the release of any of the Class A Preferred Shares in accordance with Part 2, the Company shall release such number of Class A Preferred Shares from escrow.

3.5           Bruk hereby agrees that he will not exercise any rights associated with the Unreleased Shares, including without limitation any conversion or voting rights.

4.           Term of Agreement

4.1           Subject to the terms and conditions of this Agreement, this Agreement will remain in effect until the Termination Date.

5.           Share Certificate Legends

5.1           The share certificate(s) evidencing the Shares shall be endorsed with the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT WITH THE CONSENT OF THE COMPANY AND ONLY IN ACCORDANCE WITH AND ARE SUBJECT TO A REPURCHASE RIGHT IN FAVOUR OF THE COMPANY PURSUANT TO THE TERMS OF A SHARE VESTING AND REPURCHASE OPTION AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.”

6.           General

6.1           This Agreement shall enure to the benefit of and be binding upon the parties to this Agreement and their respective heirs, executors, administrators, successors and assigns. Bruk shall not transfer any of the Bruk Class A Preferred Shares unless the person, firm, corporation or other entity to whom they are transferred agrees in writing to be bound by this Agreement, in form acceptable to the Company acting reasonably.

6.2           Any notice required or permitted to be given to any of the parties to this Agreement will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of such party first above stated or such other address as any party may specify by notice in writing to the other parties

6.3           If any provision of this Agreement is held to be unenforceable, then the remaining provisions will continue in full force and effect. The parties will in good faith negotiate a mutually acceptable and enforceable substitute for the unenforceable provision, which substitute will be as consistent as possible with the original intent of the parties.

6.4           The rights and obligations of the parties under this Agreement may be amended or waived only by a written instrument effecting such amendment or waiver signed by all of the parties hereto.

6.5           The parties will execute such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

6.6           Both parties to this Agreement acknowledge and agree that Clark Wilson LLP has acted as counsel only to the Company and is not protecting the rights and interests of Bruk. Bruk acknowledges and agrees that the Company and Clark Wilson LLP have given him the opportunity to seek, and hereby recommend that Bruk obtain independent legal advice with respect to the subject matter of this Agreement and, further, Bruk hereby represents and warrants to the Company and Clark Wilson LLP that Bruk has sought independent legal advice or waives such advice.

6.7           This Agreement and the agreements and instruments referred to herein constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, proposals and agreements, whether oral or written, with respect to the subject matter hereof.

6.8           Each party acknowledges that time is of the essence in performance of its obligations under this Agreement.

6.9           This Agreement shall be governed by and construed in accordance with the laws of the state of Nevada. The parties attorn to the exclusive jurisdiction of the courts located in the State of Nevada.

6.10           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS THEREOF this Agreement has been executed by the parties on the date first above written.

KUNEKT CORPORATION Per: "signed" Authorized Signatory	THIS AGREEMENT IS SUBJECT TO REGULATORY APPROVAL INCLUDING A TEMPORARY CEASE TRADE ORDER VARIATION ORDER BY THE BC SECURITIES COMMISSION.

SIGNED, SEALED and DELIVERED by	)
MARK BRUK in the presence of:	)
)
)
Signature	)
	)	/s/MARK BRUK
Print Name	)	MARK BRUK
)
Address	)	THIS AGREEMENT IS SUBJECT TO REGULATORY APPROVAL INCLUDING A TEMPORARY CEASE TRADE ORDER VARIATION ORDER BY THE BC SECURITIES COMMISSION.
)
)
)
Occupation	)

Exhibit A

POWER OF ATTORNEY TO TRANSFER SHARES

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto Kunekt Corporation a total of ____________class A preferred shares standing in the name of the undersigned on the books of Kunekt Corporation, represented by certificate number _____and hereby irrevocably constitutes and appoints Kunekt Corporation the attorney of the undersigned to transfer the said shares on the books of the said Kunekt Corporation with full power of substitution in the premises.

DATED at _______________, ________________this _____day of ____________ ,20____.

Signed in the presence of:	)
)
)
)
	)	MARK BRUK